PROMISSORY NOTE FROM MAAB (Narrative) (Details) - Promissory Notes Payable [Member] - MAAB Global Limited (MAAB), Parent Company [Member] - USD ($)	Mar. 14, 2018	Jun. 30, 2021	Dec. 31, 2020
Debt Instrument [Line Items]
Debt instrument maximum borrowing capacity	$ 2,000,000
Debt instrument maturity date	Feb. 28, 2023
Debt instrument interest rate terms	The Promissory Note has an interest charge of 10%, compounded monthly. Interest accrues on the principal amount or portion thereof which remains unpaid from time to time as well as any interest outstanding, from the date the principal amount is advanced until and including the date upon which the principal amount and all interest due under this promissory note shall be fully paid.
Accrued interest		$ 291,107	$ 207,915